Exhibit 10.12

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) dated September 16, 2011, is made in Beijing, the People’s Republic of China (the “PRC”), by and among:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Beijing Tuda Science and Technology Company Limited
Address:	Suite B1506, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	Party B holds 96.6667% equity interests of Party C;

2.	Party A and Party C entered into a series of legal documents, including an Exclusive Business Cooperation Agreement and Exclusive Technology Support and Technology Services Agreement on August 12, 2008, which are made for purpose of formation of Party A’s control over Party C (collectively as “Controlling Documents”).

THEREFORE, the Parties hereby agree as follows:

1.	Sale and Purchase of Equity Interests

1.1	Right of Grant

Considering that Party A has paid RMB 10 to Party B as the consideration, and Party B has confirmed that it had received such consideration and such consideration was sufficient, Party B hereby irrevocably grants Party A an exclusive right to, according to the exercise steps decided by Party A at is own discretion and the price described in Clause 1.3 hereof, at anytime purchase or designate one or several persons (“Designated Person”) to purchase any portion of all of equity interests held by Party B in Party C in one or several installments, to the extent allowed by laws of the PRC (“Equity Purchase Right”). Any third party other than Party A and Appointed Person should not enjoy the Equity Purchase Right or any other rights with respect to Party B’s equity interests. Party C hereby allows Party B to grant the Equity Purchase Right to Party A. “Person” mentioned in this clause and this Agreement refers to individuals, companies, joint ventures, partnerships, enterprises, trusts and non-corporate organizations.

1.2	Steps of Exercise

The exercise of Equity Purchase Right by Party A is subject to provisions of laws and regulations of PRC. When exercising the Equity Purchase Right, Party A shall serve a written notice (“Purchase Notice”) to Party B, to specify the following issues: (a) decisions of Party A regarding the exercise of Equity Purchase Right; (b) the percentage of equity interests to be purchased by Party A from Party B (“Purchased Equity Interests”), and (c) date of purchase/assignment of Purchased Equity Right.

1.3	Purchase Price

Lowest price allowed by laws of the PRC.

1.4	Assignment of Purchased Equity Interests

Every time Party A exercises the Equity Purchase Right,

1.4.1	Party B shall cause Party C to hold the shareholders’ meeting, by which the resolutions regarding Party B’s assignment of Purchased Equity Interests to Party A and/or Designated Person shall be resolved and approved;

1.4.2	Party B shall obtain Party C’s other shareholders’ consent regarding the assignment of Purchased Equity Interests to Party A and/or Designated Person, and provide a written statement with respect to waiver of the option right;

1.4.3	Party B shall enter into a respective equity transfer Agreement for each transfer of equity interests with Party A and/or the Designated Person (if applicable) in accordance with the provisions hereof and the Purchase Notice;

1.4.4	related parties shall enter into all the other contracts, agreements and documents, obtain all governmental approvals and consents, and take all actions necessary for the transfer of all valid ownership of the Purchased Equity Interests to Party A and/or the Designated Person, as well as validation of Party A and/or the Designated Person’s status as registered owner of the Purchased Equity Interests, without any security interest. For the purpose of this clause and this Agreement, “security interest” includes guaranty, mortgage, third party’s rights or interests, any stock option, right of purchase, option right, setting-off right, ownership retention or other guaranty arrangement, etc., provided that, for purchase of clarification, it will not include any security interest arising from this Agreement and Party B’s Equity Pledge Agreement. “Party B’s Equity Pledge Agreement” as mentioned in this clause and this Agreement refers to the Equity Pledge Agreement entered into by and among Party A, Party B and Party C on the date hereof, in accordance with which, Party B pledges all the equity interests held by it in Party C to Party A, for purpose of security of Party C’s performance of all its obligations under the Exclusive Business Cooperation Agreement between Party C and Party A.

1.5	Payment

The Parties agree that, the equity interests transfer price to be paid by Party A to Party B for exercising the exclusive option right hereunder by Party A, in principle, shall be the lowest amount allowed by then effective laws and regulations of the PRC. If Party B is held liable to Party A or its affiliates then, Party A may also use related creditor’s right as the consideration for the transfer of equity interests.

2.	Undertakings

2.1	Undertakings Relating to Party C

Party B (as Party C’s shareholder) and Party C hereby undertake that with respect to Party C, they:

2.1.1	without written consent of Party A, will not, in any way, supplement, change or amend the organizational documents of Party C, increase or decrease its registered capital, or change the structure of its registered capital in any other form;

2.1.2	will maintain its existence, diligently and validly operate its business and deal with its daily corporate matters, according to a well-accepted financial and commercial standard and practice;

2.1.3	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in Party C’s assets, business or revenue, or allow any security interest to be created over thereon, anytime upon the execution hereof;

2.1.4	without written consent of Party A, will not incur, succeed, guaranty, or allow the existing of, any liability, provided that, (i) such liability arises from its routine or daily operation, instead of borrowing; and (ii) such liability has been disclosed by Party A and consented by Party A in writing;

2.1.5	will operate all business in the course of normal operation, and will not take any action/non-action imposing any adverse effect on Party C’s operation status and value of assets, in order to maintain Party C’s assets value;

2.1.6	without written consent of Party A, will not cause Party C to enter into any material contract, except for contracts made during the ordinary course of business (for purpose of this clause, if the value of contract exceeds RMB 100,000, the contract will be deemed material);

2.1.7	without written consent of Party A, will not cause Party C to provide any loan or credit facility to any other person;

2.1.8	will provide to Party A all materials in respect of Party C’s operation and financial situation, as required by Party A;

2.1.9	if required by Party A, will procure from the insurer accepted by Party A insurance and maintain the insurance with respect to its assts and business, and the insurance premium and policy shall be in compliance with those of other companies operating similar businesses;

2.1.10	without written consent of Party A, will not cause Party C to merge or amalgamate with any other person, or acquire or invest in any other person;

2.1.11	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to Party C’s assets, business and revenue;

2.1.12	for purpose of maintenance of Party C’s ownership of all of its assets, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.1.13	without written consent of Party A, will not distribute any dividend in any form to shareholders, provided that, if required so by Party A, will immediately distribute all its distributable profits to its shareholders; and

2.1.14	will appoint the persons designated by Party A as Party C’s directors, as required by Party A.

2.2	Party B’s Undertakings

Party B undertakes that it:

2.2.1	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in the equity interests held by it of Party C, or allow any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.2	will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve the sale, transfer, mortgage, or disposition in any other way of, any legal or beneficial interest in the equity interests held by it of Party C, or any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.3	without written consent of Party A, will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve Party C’s merger or amalgamation with any other person, or its acquisition of or investment in any other person;

2.2.4	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to the equity interests held by it;

2.2.5	will cause Party C’s shareholders’ meeting and/or directors meeting to resolve to agree upon the transfer of Purchased Equity Interests mentioned herein, and take any other actions as required by Party A;

2.2.6	for purpose of maintaining its legitimate ownership of equity interests held by it, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.2.7	will appoint the persons designated by Party A as Party C’s directors, as required by Party A;

2.2.8	as required by Party A at anytime, will at anytime, unconditionally transfer its equity interests to the representatives designated by Party A in accordance with the Equity Purchase Right mentioned herein, and waive the option right with respect to the transfer of corresponding equity interests to another existing shareholder (if any); and

2.2.9	will strictly abide by all provisions of this Agreement and other contracts among the Parties, and between any two of them, perform all the obligations thereunder, and will not take any action/non-action which may impose any effect on the validity and enforceability of such contracts. If Party B still maintains any right with respect to the equity interests under this Agreement, or Equity Pledge Agreement among the Parties, or the authorization letter of Party A, Party B will not exercise any of such rights unless with the written direction of Party A.

3.	Representations and Warrants

Party B and Party C hereby respectively and jointly represent and warrant to Party A on the date hereof and each day of transfer, that:

3.1	it has the power and capacity to execute and deliver this Agreement, as well as any other equity interests transfer contract, to which it is a party, and which is made for each transfer of Purchased Equity Interests in accordance with this Agreement (individually referred to as “Transfer Agreement”), and perform its obligations under this Agreement and the Transfer Agreement. Party B and Party C agree to enter into a respective Transfer Agreement containing the provisions same to this Agreement when Party A exercises the Equity Purchase Right. This Agreement and any Transfer Agreement to which it is a party, upon being executed, constitutes or will constitute its valid and binding obligation enforceable against it in accordance with the terms hereof;

3.2	its execution, delivery and performance of this Agreement or any Transfer Agreement will not (i) violate any applicable laws of the PRC; (ii) conflict with the articles of association and other organizational documents of Party C; (iii) breach any contract or document which is binding upon it, or to which it is a party; (iv) violate any permit or approval, or the conditions for maintaining its validity of such permit or approval, granted to any party; or (v) cause the suspension or withdrawal of, or impose any additional conditions on, the permit or approval granted to any party;

3.3	Party B owns good and salable ownership of the equity interests by it in Party C, and Party B has not created any security interest over such equity interests except for Party B’s Equity Pledge Agreement;

3.4	Party C owns good and salable ownership of all of its assets, and Party C has not created any security interest over such assets;

3.5	Party C does not have any outstanding liabilities, except for (i) those arising from the ordinary course of business and (ii) those disclosed to Party A and approved by Party A in writing;

3.6	Party C has been complying with all applicable laws and regulations related to the acquisition of assets; and

3.7	there are no lawsuits, arbitrations or administrative proceedings pending or threatened with respect to the equity interests, Party C’s assets or Party C itself.

4.	Effective Date

This Agreement becomes effective upon the execution by each Party. The term of this Agreement is ten (10) years, and may be extended subject to Party A’s decision. All the related Exclusive Stock Option Agreement and the Amendment thereto entered among the Parties will no longer be effective from the date hereof.

5.	Applicable Law and Dispute Resolution

5.1	Applicable Law

The formation of this Agreement, its validity, interpretation, performance, change, and termination of this Agreement, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC, which are officially promulgated and available to the public. The issues not governed by the laws of the PRC, which are officially promulgated and available to the public, shall apply international legal rules and practices.

5.2	Dispute Resolution

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Shanghai in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

6.	Taxes, Fees

Each Party shall respectively bear any and all the taxes, expenses and fees incurred by, or collected from such Party, for preparation and execution of this Agreement, each Transfer Agreement, and completion of the transactions contemplated by this Agreement and each Transfer Agreement, in accordance with laws of the PRC.

7.	Notices

7.1	All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

7.1.1	the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused.

7.1.2	the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

7.2	Each Party’s address for purpose of notice is as follows:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Li Xueling
Telephone:
Facsimile:

Party B:	Beijing Tuda Science and Technology Company Limited
Address:	Suite B1506, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Jin Cao
Telephone:
Facsimile:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou
Attention:	Li Xueling
Telephone:
Facsimile:

7.3	Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

8.	Confidentiality

Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (i) is or becomes available to the public other than as a result of a disclosure by the receiving Party in violation of this Agreement, or (ii) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (iii) any information disclosed by either Party to its shareholders, invertors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Agreement for any reason.

9.	Further Assurance

The Parties hereto shall each immediately perform such beneficial acts, execute and deliver such beneficial instruments and documents, and do all such other things as may be reasonably necessary to perform the provisions and purpose of this Agreement.

10.	Miscellaneous

10.1	Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement can only be made with the written agreement signed by each Party hereto.

10.2	Entirety

Except for any written amendment, supplement and change made to this Agreement upon the execution hereof, this Agreement constitutes the entire agreement reached among the Parties relating to the subject matter hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof.

10.3	Headings

The headings of this Agreement are created only for reading convenience and should not be interpreted, or explained to affect the meanings of the provisions hereof.

10.4	Languages

This Agreement is written in Chinese in three (3) originals, each Party holding one (1) copy.

10.5	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

10.6	Successors

This Agreement shall be binding upon, and inure to the benefit of, the Parties and their successors and permitted assigns.

10.8	Survival

10.8.1	Any obligations arising from, or expiring upon the expiry or earlier termination of this Agreement survive the expiry or earlier termination of this Agreement.

10.8.2	Section 5, Section 7, Section 8 of this Agreement and this Clause 10.8 shall survive the termination of this Agreement.

10.9	Waiver

Each Party can only waive any term or condition of this Agreement in writing and with the signatures of all the Parties. Any waiver made by one Party regarding the other Party’s breach should not be deemed as the waiver of such Party regarding the other Party’s similar breaches in other situations.

10.10	Indemnification

10.10.1	Each Party hereby agrees and confirms that, if any existing shareholder materially breaches any provision hereof (“Default Party”), or materially fails to perform any obligation hereunder, then it has constituted the breach of this Agreement (“Breach”), and Party A has the right to require the Default Party to cure such Breach or take any correction measures regarding such Breach within a reasonable period. In the event that the Default Party fails to cure such Breach or take any correction measures regarding such Breach within such reasonable period or ten (10) days after Party A sends the written breach notice to the Default Party to require the correction, then Party A is entitled to choose any of the following relieves for the Breach: (i) to terminate this Agreement and require the Default Party to provide full indemnification for such Breach; (2) to require the enforcement of all the obligations of the Default Party under this Agreement, and the Default Party to provide full indemnification for such Breach; or (3) to sell or dispose of the pledged equity interests in accordance with the Equity Pledge Agreement, to be indemnified at the first priority with the price of sale and disposal of such equity interests, and require the Default Party to be liable for all losses so incurred by it.

10.10.2	Each Party agrees and confirms that under no circumstance may the existing shareholders require the termination of this Agreement for any reason.

10.10.3	The rights and relieves available hereunder are accumulative and do not exclude any other right or relief available in accordance with laws.

10.10.4	Notwithstanding anything contained herein to the contrary, the validity of this provision survives the suspension or termination of this Agreement.

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Party B:	Beijing Tuda Science and Technology Company Limited

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) dated September 16, 2011, is made in Beijing, the People’s Republic of China (the “PRC”), by and among:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Xueling Li
Address:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	Party B holds 1.6654% equity interests of Party C;

2.	Party A and Party C entered into a series of legal documents, including an Exclusive Business Cooperation Agreement and Exclusive Technology Support and Technology Services Agreement on August 12, 2008, which are made for purpose of formation of Party A’s control over Party C (collectively as “Controlling Documents”).

THEREFORE, the Parties hereby agree as follows:

1.	Sale and Purchase of Equity Interests

1.1	Right of Grant

Considering that Party A has paid RMB 10 to Party B as the consideration, and Party B has confirmed that it had received such consideration and such consideration was sufficient, Party B hereby irrevocably grants Party A an exclusive right to, according to the exercise steps decided by Party A at is own discretion and the price described in Clause 1.3 hereof, at anytime purchase or designate one or several persons (“Designated Person”) to purchase any portion of all of equity interests held by Party B in Party C in one or several installments, to the extent allowed by laws of the PRC (“Equity Purchase Right”). Any third party other than Party A and Appointed Person should not enjoy the Equity Purchase Right or any other rights with respect to Party B’s equity interests. Party C hereby allows Party B to grant the Equity Purchase Right to Party A. “Person” mentioned in this clause and this Agreement refers to individuals, companies, joint ventures, partnerships, enterprises, trusts and non-corporate organizations.

1.2	Steps of Exercise

The exercise of Equity Purchase Right by Party A is subject to provisions of laws and regulations of PRC. When exercising the Equity Purchase Right, Party A shall serve a written notice (“Purchase Notice”) to Party B, to specify the following issues: (a) decisions of Party A regarding the exercise of Equity Purchase Right; (b) the percentage of equity interests to be purchased by Party A from Party B (“Purchased Equity Interests”), and (c) date of purchase/assignment of Purchased Equity Right.

1.3	Purchase Price

Lowest price allowed by laws of the PRC.

1.4	Assignment of Purchased Equity Interests

Every time Party A exercises the Equity Purchase Right,

1.4.1	Party B shall cause Party C to hold the shareholders’ meeting, by which the resolutions regarding Party B’s assignment of Purchased Equity Interests to Party A and/or Designated Person shall be resolved and approved;

1.4.2	Party B shall obtain Party C’s other shareholders’ consent regarding the assignment of Purchased Equity Interests to Party A and/or Designated Person, and provide a written statement with respect to waiver of the option right;

1.4.3	Party B shall enter into a respective equity transfer contract for each transfer of equity interests with Party A and/or the Designated Person (if applicable) in accordance with the provisions hereof and the Purchase Notice;

1.4.4	related parties shall enter into all the other contracts, agreements and documents, obtain all governmental approvals and consents, and take all actions necessary for the transfer of all valid ownership of the Purchased Equity Interests to Party A and/or the Designated Person, as well as validation of Party A and/or the Designated Person’s status as registered owner of the Purchased Equity Interests, without any security interest. For the purpose of this clause and this Agreement, “security interest” includes guaranty, mortgage, third party’s rights or interests, any stock option, right of purchase, option right, setting-off right, ownership retention or other guaranty arrangement, etc., provided that, for purchase of clarification, it will not include any security interest arising from this Agreement and Party B’s Equity Pledge Agreement. “Party B’s Equity Pledge Agreement” as mentioned in this clause and this Agreement refers to the Equity Pledge Agreement entered into by and among Party A, Party B and Party C on the date hereof, in accordance with which, Party B pledges all the equity interests held by it in Party C to Party A, for purpose of security of Party C’s performance of all its obligations under the Exclusive Business Cooperation Agreement between Party C and Party A.

1.5	Payment

The Parties agree that, the equity interests transfer price to be paid by Party A to Party B for exercising the exclusive option right hereunder by Party A, in principle, shall be the lowest amount allowed by then effective laws and regulations of the PRC. If Party B is held liable to Party A or its affiliates then, Party A may also use related creditor’s right as the consideration for the transfer of equity interests.

2.	Undertakings

2.1	Undertakings Relating to Party C

Party B (as Party C’s shareholder) and Party C hereby undertake that with respect to Party C, they:

2.1.1	without written consent of Party A, will not, in any way, supplement, change or amend the organizational documents of Party C, increase or decrease its registered capital, or change the structure of its registered capital in any other form;

2.1.2	will maintain its existence, diligently and validly operate its business and deal with its daily corporate matters, according to a well-accepted financial and commercial standard and practice;

2.1.3	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in Party C’s assets, business or revenue, or allow any security interest to be created over thereon, anytime upon the execution hereof;

2.1.4	without written consent of Party A, will not incur, succeed, guaranty, or allow the existing of, any liability, provided that, (i) such liability arises from its routine or daily operation, instead of borrowing; and (ii) such liability has been disclosed by Party A and consented by Party A in writing;

2.1.5	will operate all business in the course of normal operation, and will not take any action/non-action imposing any adverse effect on Party C’s operation status and value of assets, in order to maintain Party C’s assets value;

2.1.6	without written consent of Party A, will not cause Party C to enter into any material contract, except for the contracts made during the ordinary course of business (for purpose of this clause, if the value of contract exceeds RMB 100,000, the contract will be deemed material);

2.1.7	without written consent of Party A, will not cause Party C to provide any loan or credit facility to any other person;

2.1.8	will provide to Party A all materials in respect of Party C’s operation and financial situation, as required by Party A;

2.1.9	if required by Party A, will procure from the insurer accepted by Party A insurance and maintain the insurance with respect to its assets and business, and the insurance premium and policy shall be in compliance with those of other companies operating similar businesses;

2.1.10	without written consent of Party A, will not cause Party C to merge or amalgamate with any other person, or acquire or invest in any other person;

2.1.11	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to Party C’s assets, business and revenue;

2.1.12	for purpose of maintenance of Party C’s ownership of all of its assets, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.1.13	without written consent of Party A, will not distribute any dividend in any form to shareholders, provided that, if required so by Party A, will immediately distribute all its distributable profits to its shareholders; and

2.1.14	will appoint the persons designated by Party A as Party C’s directors, as required by Party A.

2.2	Party B’s Undertakings

Party B undertakes that it:

2.2.1	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in the equity interests held by it of Party C, or allow any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.2	will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve the sale, transfer, mortgage, or disposition in any other way of, any legal or beneficial interest in the equity interests held by it of Party C, or any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.3	without written consent of Party A, will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve Party C’s merger or amalgamation with any other person, or its acquisition of or investment in any other person;

2.2.4	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to the equity interests held by it;

2.2.5	will cause Party C’s shareholders’ meeting and/or directors meeting to resolve to agree upon the transfer of Purchased Equity Interests mentioned herein, and take any other actions as required by Party A;

2.2.6	for purpose of maintaining its legitimate ownership of equity interests held by it, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.2.7	will appoint the persons designated by Party A as Party C’s directors, as required by Party A;

2.2.8	as required by Party A at anytime, will at anytime, unconditionally transfer its equity interests to the representatives designated by Party A in accordance with the Equity Purchase Right mentioned herein, and waive the option right with respect to the transfer of corresponding equity interests to another existing shareholder (if any); and

2.2.9	will strictly abide by all provisions of this Agreement and other contracts among the Parties, and between any two of them, perform all the obligations thereunder, and will not take any action/non-action which may impose any effect on the validity and enforceability of such contracts. If Party B still maintains any right with respect to the equity interests under this Agreement, or Equity Pledge Agreement among the Parties, or the authorization letter of Party A, Party B will not exercise any of such rights unless with the written direction of Party A.

3.	Representations and Warrants

Party B and Party C hereby respectively and jointly represent and warrant to Party A on the date hereof and each day of transfer, that:

3.1	it has the power and capacity to execute and deliver this Agreement, as well as any other equity interests transfer contract, to which it is a party, and which is made for each transfer of Purchased Equity Interests in accordance with this Agreement (individually referred to as “Transfer Agreement”), and perform its obligations under this Agreement and the Transfer Agreement. Party B and Party C agree to enter into a respective Transfer Agreement containing the provisions same to this Agreement when Party A exercises the Equity Purchase Right. This Agreement and any Transfer Agreement to which it is a party, upon being executed, constitutes or will constitute its valid and binding obligation enforceable against it in accordance with the terms hereof;

3.2	its execution, delivery and performance of this Agreement or any Transfer Agreement will not (i) violate any applicable laws of the PRC; (ii) conflict with the articles of association and other organizational documents of Party C; (iii) breach any Agreement or document which is binding upon it, or to which it is a party; (iv) violate any permit or approval, or the conditions for maintaining its validity of such permit or approval, granted to any party; or (v) cause the suspension or withdrawal of, or impose any additional conditions on, the permit or approval granted to any party;

3.3	Party B owns good and salable ownership of the equity interests by it in Party C, and Party B has not created any security interest over such equity interests except for Party B’s Equity Pledge Agreement;

3.4	Party C owns good and salable ownership of all of its assets, and Party C has not created any security interest over such assets;

3.5	Party C does not have any outstanding liabilities, except for (i) those arising from the ordinary course of business; and (ii) those disclosed to Party A and approved by Party A in writing;

3.6	Party C has been complying with all applicable laws and regulations related to the acquisition of assets; and

3.7	there are no lawsuits, arbitrations or administrative proceedings pending or threatened with respect to the equity interests, Party C’s assets or Party C itself.

4.	Effective Date

This Agreement becomes effective upon the execution by each Party. The term of this Agreement is ten (10) years, and may be extended subject to Party A’s decision. All the related Exclusive Stock Option Agreement and the Amendment thereto entered among the Parties will no longer be effective from the date hereof.

5.	Applicable Law and Dispute Resolution

5.1	Applicable Law

The formation of this Agreement, its validity, interpretation, performance, change, and termination of this Agreement, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC, which are officially promulgated and available to the public. The issues not governed by the laws of the PRC, which are officially promulgated and available to the public, shall apply international legal rules and practices.

5.2	Dispute Resolution

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Shanghai in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

6.	Taxes, Fees

Each Party shall respectively bear any and all the taxes, expenses and fees incurred by, or collected from such Party, for preparation and execution of this Agreement, each Transfer Agreement, and completion of the transactions contemplated by this Agreement and each Transfer Agreement, in accordance with laws of the PRC.

7.	Notices

7.1	All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

7.1.1	the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused.

7.1.2	the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

7.2	Each Party’s address for purpose of notice is as follows:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Li Xueling
Telephone:
Facsimile:

Party B:	Xueling Li
Address:	No.2, Haiyuncang Hutong, Dongcheng District, Beijing
Telephone:
Facsimile:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou
Attention:	Li Xueling
Telephone:
Facsimile:

7.3	Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

8.	Confidentiality

Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (i) is or becomes available to the public other than as a result of a disclosure by the receiving Party in violation of this Agreement, or (ii) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (iii) any information disclosed by either Party to its shareholders, invertors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Agreement for any reason.

9.	Further Assurance

The Parties hereto shall each immediately perform such beneficial acts, execute and deliver such beneficial instruments and documents, and do all such other things as may be reasonably necessary to perform the provisions and purpose of this Agreement.

10.	Miscellaneous

10.1	Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement can only be made with the written agreement signed by each Party hereto.

10.2	Entirety

Except for any written amendment, supplement and change made to this Agreement upon the execution hereof, this Agreement constitutes the entire agreement reached among the Parties relating to the subject matter hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof.

10.3	Headings

The headings of this Agreement are created only for reading convenience and should not be interpreted, or explained to affect the meanings of the provisions hereof.

10.4	Languages

This Agreement is written in Chinese in three (3) originals, each Party holding one (1) copy.

10.5	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

10.6	Successors

This Agreement shall be binding upon, and inure to the benefit of, the Parties and their successors and permitted assigns.

10.8	Survival

10.8.1	Any obligations arising from, or expiring upon the expiry or earlier termination of this Agreement survive the expiry or earlier termination of this Agreement.

10.8.2	Section 5, Section 7, Section 8 of this Agreement and this Clause 10.8 shall survive the termination of this Agreement.

10.9	Waiver

Each Party can only waive any term or condition of this Agreement in writing and with the signatures of all the Parties. Any waiver made by one Party regarding the other Party’s breach should not be deemed as the waiver of such Party regarding the other Party’s similar breaches in other situations.

10.10	Indemnification

10.10.1	Each Party hereby agrees and confirms that, if any existing shareholder materially breaches any provision hereof (“Default Party”), or materially fails to perform any obligation hereunder, then it has constituted the breach of this Agreement (“Breach”), and Party A has the right to require the Default Party to cure such Breach or take any correction measures regarding such Breach within a reasonable period. In the event that the Default Party fails to cure such Breach or take any correction measures regarding such Breach within such reasonable period or ten (10) days after Party A sends the written breach notice to the Default Party to require the correction, then Party A is entitled to choose any of the following relieves for the Breach: (i) to terminate this Agreement and require the Default Party to provide full indemnification for such Breach; (2) to require the enforcement of all the obligations of the Default Party under this Agreement, and the Default Party to provide full indemnification for such Breach; or (3) to sell or dispose of the pledged equity interests in accordance with the Equity Pledge Agreement, to be indemnified at the first priority with the price of sale and disposal of such equity interests, and require the Default Party to be liable for all losses so incurred by it.

10.10.2	Each Party agrees and confirms that under no circumstance may the existing shareholders require the termination of this Agreement for any reason.

10.10.3	The rights and relieves available hereunder are accumulative and do not exclude any other right or relief available in accordance with laws.

10.10.4	Notwithstanding anything contained herein to the contrary, the validity of this provision survives the suspension or termination of this Agreement.

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Party B:	Xueling Li

Signature:	/s/ Xueling Li

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) dated September 16, 2011, is made in Beijing, the People’s Republic of China (the “PRC”), by and among:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Jun Lei
Address:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	Party B holds 1.4570% equity interests of Party C;

2.	Party A and Party C entered into a series of legal documents, including an Exclusive Business Cooperation Agreement and Exclusive Technology Support and Technology Services Agreement on August 12, 2008, which are made for purpose of formation of Party A’s control over Party C (collectively as “Controlling Documents”).

THEREFORE, the Parties hereby agree as follows:

1.	Sale and Purchase of Equity Interests

1.1	Right of Grant

Considering that Party A has paid RMB 10 to Party B as the consideration, and Party B has confirmed that it had received such consideration and such consideration was sufficient, Party B hereby irrevocably grants Party A an exclusive right to, according to the exercise steps decided by Party A at is own discretion and the price described in Clause 1.3 hereof, at anytime purchase or designate one or several persons (“Designated Person”) to purchase any portion of all of equity interests held by Party B in Party C in one or several installments, to the extent allowed by laws of the PRC (“Equity Purchase Right”). Any third party other than Party A and Appointed Person should not enjoy the Equity Purchase Right or any other rights with respect to Party B’s equity interests. Party C hereby allows Party B to grant the Equity Purchase Right to Party A. “Person” mentioned in this clause and this Agreement refers to individuals, companies, joint ventures, partnerships, enterprises, trusts and non-corporate organizations.

1.2	Steps of Exercise

The exercise of Equity Purchase Right by Party A is subject to provisions of laws and regulations of PRC. When exercising the Equity Purchase Right, Party A shall serve a written notice (“Purchase Notice”) to Party B, to specify the following issues: (a) decisions of Party A regarding the exercise of Equity Purchase Right; (b) the percentage of equity interests to be purchased by Party A from Party B (“Purchased Equity Interests”), and (c) date of purchase/assignment of Purchased Equity Right.

1.3	Purchase Price

Lowest price allowed by laws of the PRC.

1.4	Assignment of Purchased Equity Interests

Every time Party A exercises the Equity Purchase Right,

1.4.1	Party B shall cause Party C to hold the shareholders’ meeting, by which the resolutions regarding Party B’s assignment of Purchased Equity Interests to Party A and/or Designated Person shall be resolved and approved;

1.4.2	Party B shall obtain Party C’s other shareholders’ consent regarding the assignment of Purchased Equity Interests to Party A and/or Designated Person, and provide a written statement with respect to waiver of the option right;

1.4.3	Party B shall enter into a respective equity transfer contract for each transfer of equity interests with Party A and/or the Designated Person (if applicable) in accordance with the provisions hereof and the Purchase Notice;

1.4.4	related parties shall enter into all the other contracts, agreements and documents, obtain all governmental approvals and consents, and take all actions necessary for the transfer of all valid ownership of the Purchased Equity Interests to Party A and/or the Designated Person, as well as validation of Party A and/or the Designated Person’s status as registered owner of the Purchased Equity Interests, without any security interest. For the purpose of this clause and this Agreement, “security interest” includes guaranty, mortgage, third party’s rights or interests, any stock option, right of purchase, option right, setting-off right, ownership retention or other guaranty arrangement, etc., provided that, for purchase of clarification, it will not include any security interest arising from this Agreement and Party B’s Equity Pledge Agreement. “Party B’s Equity Pledge Agreement” as mentioned in this clause and this Agreement refers to the Equity Pledge Agreement entered into by and among Party A, Party B and Party C on the date hereof, in accordance with which, Party B pledges all the equity interests held by it in Party C to Party A, for purpose of security of Party C’s performance of all its obligations under the Exclusive Business Cooperation Agreement between Party C and Party A.

1.5	Payment

The Parties agree that, the equity interests transfer price to be paid by Party A to Party B for exercising the exclusive option right hereunder by Party A, in principle, shall be the lowest amount allowed by then effective laws and regulations of the PRC. If Party B is held liable to Party A or its affiliates then, Party A may also use related creditor’s right as the consideration for the transfer of equity interests.

2.	Undertakings

2.1	Undertakings Relating to Party C

Party B (as Party C’s shareholder) and Party C hereby undertake that with respect to Party C, they:

2.1.1	without written consent of Party A, will not, in any way, supplement, change or amend the organizational documents of Party C, increase or decrease its registered capital, or change the structure of its registered capital in any other form;

2.1.2	will maintain its existence, diligently and validly operate its business and deal with its daily corporate matters, according to a well-accepted financial and commercial standard and practice;

2.1.3	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in Party C’s assets, business or revenue, or allow any security interest to be created over thereon, anytime upon the execution hereof;

2.1.4	without written consent of Party A, will not incur, succeed, guaranty, or allow the existing of, any liability, provided that, (i) such liability arises from its routine or daily operation, instead of borrowing; and (ii) such liability has been disclosed by Party A and consented by Party A in writing;

2.1.5	will operate all business in the course of normal operation, and will not take any action/non-action imposing any adverse effect on Party C’s operation status and value of assets, in order to maintain Party C’s assets value;

2.1.6	without written consent of Party A, will not cause Party C to enter into any material contract, except for the contracts made during the ordinary course of business (for purpose of this clause, if the value of contract exceeds RMB 100,000, the contract will be deemed material);

2.1.7	without written consent of Party A, will not cause Party C will not provide any loan or credit facility to any other person;

2.1.8	will provide to Party A all materials in respect of Party C’s operation and financial situation, as required by Party A;

2.1.9	if required by Party A, will procure from the insurer accepted by Party A insurance and maintain the insurance with respect to its assets and business, and the insurance premium and policy shall be in compliance with those of other companies operating similar businesses;

2.1.10	without written consent of Party A, will not cause Party C to merge or amalgamate with any other person, or acquire or invest in any other person;

2.1.11	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to Party C’s assets, business and revenue;

2.1.12	for purpose of maintenance of Party C’s ownership of all of its assets, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.1.13	without written consent of Party A, will not distribute any dividend in any form to shareholders, provided that, if required so by Party A, will immediately distribute all its distributable profits to its shareholders; and

2.1.14	will appoint the persons designated by Party A as Party C’s directors, as required by Party A.

2.2	Party B’s Undertakings

Party B undertakes that it:

2.2.1	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in the equity interests held by it of Party C, or allow any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.2	will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve the sale, transfer, mortgage, or disposition in any other way of, any legal or beneficial interest in the equity interests held by it of Party C, or any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.3	without written consent of Party A, will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve Party C’s merger or amalgamation with any other person, or its acquisition of or investment in any other person;

2.2.4	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to the equity interests held by it;

2.2.5	will cause Party C’s shareholders’ meeting and/or directors meeting to resolve to agree upon the transfer of Purchased Equity Interests mentioned herein, and take any other actions as required by Party A;

2.2.6	for purpose of maintaining its legitimate ownership of equity interests held by it, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.2.7	will appoint the persons designated by Party A as Party C’s directors, as required by Party A;

2.2.8	as required by Party A at anytime, will at anytime, unconditionally transfer its equity interests to the representatives designated by Party A in accordance with the Equity Purchase Right mentioned herein, and waive the option right with respect to the transfer of corresponding equity interests to another existing shareholder (if any); and

2.2.9	will strictly abide by all provisions of this Agreement and other contracts among the Parties, and between any two of them, perform all the obligations thereunder, and will not take any action/non-action which may impose any effect on the validity and enforceability of such contracts. If Party B still maintains any right with respect to the equity interests under this Agreement, or Equity Pledge Agreement among the Parties, or the authorization letter of Party A, Party B will not exercise any of such rights unless with the written direction of Party A.

3.	Representations and Warrants

Party B and Party C hereby respectively and jointly represent and warrant to Party A on the date hereof and each day of transfer, that:

3.1	it has the power and capacity to execute and deliver this Agreement, as well as any other equity interests transfer contract, to which it is a party, and which is made for each transfer of Purchased Equity Interests in accordance with this Agreement (individually referred to as “Transfer Agreement”), and perform its obligations under this Agreement and the Transfer Agreement. Party B and Party C agree to enter into a respective Transfer Agreement containing the provisions same to this Agreement when Party A exercises the Equity Purchase Right. This Agreement and any Transfer Agreement to which it is a party, upon being executed, constitutes or will constitute its valid and binding obligation enforceable against it in accordance with the terms hereof;

3.2	its execution, delivery and performance of this Agreement or any Transfer Agreement will not (i) violate any applicable laws of the PRC; (ii) conflict with the articles of association and other organizational documents of Party C; (iii) breach any contract or document which is binding upon it, or to which it is a party; (iv) violate any permit or approval, or the conditions for maintaining its validity of such permit or approval, granted to any party; or (v) cause the suspension or withdrawal of, or impose any additional conditions on, the permit or approval granted to any party;

3.3	Party B owns good and salable ownership of the equity interests by it in Party C, and Party B has not created any security interest over such equity interests except for Party B’s Equity Pledge Agreement;

3.4	Party C owns good and salable ownership of all of its assets, and Party C has not created any security interest over such assets;

3.5	Party C does not have any outstanding liabilities, except for (i) those arising from the ordinary course of business; and (ii) those disclosed to Party A and approved by Party A in writing;

3.6	Party C has been complying with all applicable laws and regulations related to the acquisition of assets; and

3.7	there are no lawsuits, arbitrations or administrative proceedings pending or threatened with respect to the equity interests, Party C’s assets or Party C itself.

4.	Effective Date

This Agreement becomes effective upon the execution by each Party. The term of this Agreement is ten (10) years, and may be extended subject to Party A’s decision. All the related Exclusive Stock Option Agreement and the Amendment thereto entered among the Parties will no longer be effective from the date hereof.

5.	Applicable Law and Dispute Resolution

5.1	Applicable Law

The formation of this Agreement, its validity, interpretation, performance, change, and termination of this Agreement, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC, which are officially promulgated and available to the public. The issues not governed by the laws of the PRC, which are officially promulgated and available to the public, shall apply international legal rules and practices.

5.2	Dispute Resolution

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Shanghai in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

6.	Taxes, Fees

Each Party shall respectively bear any and all the taxes, expenses and fees incurred by, or collected from such Party, for preparation and execution of this Agreement, each Transfer Agreement, and completion of the transactions contemplated by this Agreement and each Transfer Agreement, in accordance with laws of the PRC.

7.	Notices

7.1	All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

7.1.1	the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused.

7.1.2	the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

7.2	Each Party’s address for purpose of notice is as follows:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Li Xueling
Telephone:
Facsimile:

Party B:	Jun Lei
Address:	Suite A19E, Huating Jiayuan, 6 North Sihuanzhong Road, Chaoyang District, Beijing
Telephone:
Facsimile:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou
Attention:	Li Xueling
Telephone:
Facsimile:

7.3	Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

8.	Confidentiality

Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (i) is or becomes available to the public other than as a result of a disclosure by the receiving Party in violation of this Agreement, or (ii) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (iii) any information disclosed by either Party to its shareholders, invertors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Agreement for any reason.

9.	Further Assurance

The Parties hereto shall each immediately perform such beneficial acts, execute and deliver such beneficial instruments and documents, and do all such other things as may be reasonably necessary to perform the provisions and purpose of this Agreement.

10.	Miscellaneous

10.1	Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement can only be made with the written agreement signed by each Party hereto.

10.2	Entirety

Except for any written amendment, supplement and change made to this Agreement upon the execution hereof, this Agreement constitutes the entire agreement reached among the Parties relating to the subject matter hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof.

10.3	Headings

The headings of this Agreement are created only for reading convenience and should not be interpreted, or explained to affect the meanings of the provisions hereof.

10.4	Languages

This Agreement is written in Chinese in three (3) originals, each Party holding one (1) copy.

10.5	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

10.6	Successors

This Agreement shall be binding upon, and inure to the benefit of, the Parties and their successors and permitted assigns.

10.8	Survival

10.8.1	Any obligations arising from, or expiring upon the expiry or earlier termination of this Agreement survive the expiry or earlier termination of this Agreement.

10.8.2	Section 5, Section 7, Section 8 of this Agreement and this Clause 10.8 shall survive the termination of this Agreement.

10.9	Waiver

Each Party can only waive any term or condition of this Agreement in writing and with the signatures of all the Parties. Any waiver made by one Party regarding the other Party’s breach should not be deemed as the waiver of such Party regarding the other Party’s similar breaches in other situations.

10.10	Indemnification

10.10.1	Each Party hereby agrees and confirms that, if any existing shareholder materially breaches any provision hereof (“Default Party”), or materially fails to perform any obligation hereunder, then it has constituted the breach of this Agreement (“Breach”), and Party A has the right to require the Default Party to cure such Breach or take any correction measures regarding such Breach within a reasonable period. In the event that the Default Party fails to cure such Breach or take any correction measures regarding such Breach within such reasonable period or ten (10) days after Party A sends the written breach notice to the Default Party to require the correction, then Party A is entitled to choose any of the following relieves for the Breach: (i) to terminate this Agreement and require the Default Party to provide full indemnification for such Breach; (2) to require the enforcement of all the obligations of the Default Party under this Agreement, and the Default Party to provide full indemnification for such Breach; or (3) to sell or dispose of the pledged equity interests in accordance with the Equity Pledge Agreement, to be indemnified at the first priority with the price of sale and disposal of such equity interests, and require the Default Party to be liable for all losses so incurred by it.

10.10.2	Each Party agrees and confirms that under no circumstance may the existing shareholders may require the termination of this Agreement for any reason.

10.10.3	The rights and relieves available hereunder are accumulative and do not exclude any other right or relief available in accordance with laws.

10.10.4	Notwithstanding anything contained herein to the contrary, the validity of this provision survives the suspension or termination of this Agreement.

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Party B:	Jun Lei

Signature:	/s/ Jun Lei

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) dated September 16, 2011, is made in Beijing, the People’s Republic of China (the “PRC”), by and among:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Bin Zhao
Address:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	Party B holds 0.1406% equity interests of Party C;

2.	Party A and Party C entered into a series of legal documents, including an Exclusive Business Cooperation Agreement and Exclusive Technology Support and Technology Services Agreement on August 12, 2008, which are made for purpose of formation of Party A’s control over Party C (collectively as “Controlling Documents”).

THEREFORE, the Parties hereby agree as follows:

1.	Sale and Purchase of Equity Interests

1.1	Right of Grant

Considering that Party A has paid RMB 10 to Party B as the consideration, and Party B has confirmed that it had received such consideration and such consideration was sufficient, Party B hereby irrevocably grants Party A an exclusive right to, according to the exercise steps decided by Party A at is own discretion and the price described in Clause 1.3 hereof, at anytime purchase or designate one or several persons (“Designated Person”) to purchase any portion of all of equity interests held by Party B in Party C in one or several installments, to the extent allowed by laws of the PRC (“Equity Purchase Right”). Any third party other than Party A and Appointed Person should not enjoy the Equity Purchase Right or any other rights with respect to Party B’s equity interests. Party C hereby allows Party B to grant the Equity Purchase Right to Party A. “Person” mentioned in this clause and this Agreement refers to individuals, companies, joint ventures, partnerships, enterprises, trusts and non-corporate organizations.

1.2	Steps of Exercise

The exercise of Equity Purchase Right by Party A is subject to provisions of laws and regulations of PRC. When exercising the Equity Purchase Right, Party A shall serve a written notice (“Purchase Notice”) to Party B, to specify the following issues: (a) decisions of Party A regarding the exercise of Equity Purchase Right; (b) the percentage of equity interests to be purchased by Party A from Party B (“Purchased Equity Interests”), and (c) date of purchase/assignment of Purchased Equity Right.

1.3	Purchase Price

Lowest price allowed by laws of the PRC.

1.4	Assignment of Purchased Equity Interests

Every time Party A exercises the Equity Purchase Right,

1.4.1	Party B shall cause Party C to hold the shareholders’ meeting, by which the resolutions regarding Party B’s assignment of Purchased Equity Interests to Party A and/or Designated Person shall be resolved and approved;

1.4.2	Party B shall obtain Party C’s other shareholders’ consent regarding the assignment of Purchased Equity Interests to Party A and/or Designated Person, and provide a written statement with respect to waiver of the option right;

1.4.3	Party B shall enter into a respective equity transfer contract for each transfer of equity interests with Party A and/or the Designated Person (if applicable) in accordance with the provisions hereof and the Purchase Notice;

1.4.4	related parties shall enter into all the other contracts, agreements and documents, obtain all governmental approvals and consents, and take all actions necessary for the transfer of all valid ownership of the Purchased Equity Interests to Party A and/or the Designated Person, as well as validation of Party A and/or the Designated Person’s status as registered owner of the Purchased Equity Interests, without any security interest. For the purpose of this clause and this Agreement, “security interest” includes guaranty, mortgage, third party’s rights or interests, any stock option, right of purchase, option right, setting-off right, ownership retention or other guaranty arrangement, etc., provided that, for purchase of clarification, it will not include any security interest arising from this Agreement and Party B’s Equity Pledge Agreement. “Party B’s Equity Pledge Agreement” as mentioned in this clause and this Agreement refers to the Equity Pledge Agreement entered into by and among Party A, Party B and Party C on the date hereof, in accordance with which, Party B pledges all the equity interests held by it in Party C to Party A, for purpose of security of Party C’s performance of all its obligations under the Exclusive Business Cooperation Agreement between Party C and Party A.

1.5	Payment

The Parties agree that, the equity interests transfer price to be paid by Party A to Party B for exercising the exclusive option right hereunder by Party A, in principle, shall be the lowest amount allowed by then effective laws and regulations of the PRC. If Party B is held liable to Party A or its affiliates then, Party A may also use related creditor’s right as the consideration for the transfer of equity interests.

2.	Undertakings

2.1	Undertakings Relating to Party C

Party B (as Party C’s shareholder) and Party C hereby undertake that with respect to Party C, they:

2.1.1	without written consent of Party A, will not, in any way, supplement, change or amend the organizational documents of Party C, increase or decrease its registered capital, or change the structure of its registered capital in any other form;

2.1.2	will maintain its existence, diligently and validly operate its business and deal with its daily corporate matters, according to a well-accepted financial and commercial standard and practice;

2.1.3	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in Party C’s assets, business or revenue, or allow any security interest to be created over thereon, anytime upon the execution hereof;

2.1.4	without written consent of Party A, will not incur, succeed, guaranty, or allow the existing of, any liability, provided that, (i) such liability arises from its routine or daily operation, instead of borrowing; and (ii) such liability has been disclosed by Party A and consented by Party A in writing;

2.1.5	will operate all business in the course of normal operation, and will not take any action/non-action imposing any adverse effect on Party C’s operation status and value of assets, in order to maintain Party C’s assets value;

2.1.6	without written consent of Party A, will not cause Party C to enter into any material contract, except for the contracts made during the ordinary course of business (for purpose of this clause, if the value of contract exceeds RMB 100,000, the contract will be deemed material);

2.1.7	without written consent of will not cause Party A, Party C will not provide any loan or credit facility to any other person;

2.1.8	will provide to Party A all materials in respect of Party C’s operation and financial situation, as required by Party A;

2.1.9	if required by Party A, will procure from the insurer accepted by Party A insurance and maintain the insurance with respect to its assets and business, and the insurance premium and policy shall be in compliance with those of other companies operating similar businesses;

2.1.10	without written consent of Party A, will not cause Party C to merge or amalgamate with any other person, or acquire or invest in any other person;

2.1.11	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to Party C’s assets, business and revenue;

2.1.12	for purpose of maintenance of Party C’s ownership of all of its assets, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.1.13	without written consent of Party A, will not distribute any dividend in any form to shareholders, provided that, if required so by Party A, will immediately distribute all its distributable profits to its shareholders; and

2.1.14	will appoint the persons designated by Party A as Party C’s directors, as required by Party A.

2.2	Party B’s Undertakings

Party B undertakes that it:

2.2.1	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in the equity interests held by it of Party C, or allow any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.2	will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve the sale, transfer, mortgage, or disposition in any other way of, any legal or beneficial interest in the equity interests held by it of Party C, or any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.3	without written consent of Party A, will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve Party C’s merger or amalgamation with any other person, or its acquisition of or investment in any other person;

2.2.4	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to the equity interests held by it;

2.2.5	will cause Party C’s shareholders’ meeting and/or directors meeting to resolve to agree upon the transfer of Purchased Equity Interests mentioned herein, and take any other actions as required by Party A;

2.2.6	for purpose of maintaining its legitimate ownership of equity interests held by it, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.2.7	will appoint the persons designated by Party A as Party C’s directors, as required by Party A;

2.2.8	as required by Party A at anytime, will at anytime, unconditionally transfer its equity interests to the representatives designated by Party A in accordance with the Equity Purchase Right mentioned herein, and waive the option right with respect to the transfer of corresponding equity interests to another existing shareholder (if any); and

2.2.9	will strictly abide by all provisions of this Agreement and other Agreements among the Parties, and between any two of them, perform all the obligations thereunder, and will not take any action/non-action which may impose any effect on the validity and enforceability of such contracts. If Party B still maintains any right with respect to the equity interests under this Agreement, or Equity Pledge Agreement among the Parties, or the authorization letter of Party A, Party B will not exercise any of such rights unless with the written direction of Party A.

3.	Representations and Warrants

Party B and Party C hereby respectively and jointly represent and warrant to Party A on the date hereof and each day of transfer, that:

3.1	it has the power and capacity to execute and deliver this Agreement, as well as any other equity interests transfer contracts, to which it is a party, and which is made for each transfer of Purchased Equity Interests in accordance with this Agreement (individually referred to as “Transfer Agreement”), and perform its obligations under this Agreement and the Transfer Agreement. Party B and Party C agree to enter into a respective Transfer Agreement containing the provisions same to this Agreement when Party A exercises the Equity Purchase Right. This Agreement and any Transfer Agreement to which it is a party, upon being executed, constitutes or will constitute its valid and binding obligation enforceable against it in accordance with the terms hereof;

3.2	its execution, delivery and performance of this Agreement or any Transfer Agreement will not (i) violate any applicable laws of the PRC; (ii) conflict with the articles of association and other organizational documents of Party C; (iii) breach any contract or document which is binding upon it, or to which it is a party; (iv) violate any permit or approval, or the conditions for maintaining its validity of such permit or approval, granted to any party; or (v) cause the suspension or withdrawal of, or impose any additional conditions on, the permit or approval granted to any party;

3.3	Party B owns good and salable ownership of the equity interests by it in Party C, and Party B has not created any security interest over such equity interests except for Party B’s Equity Pledge Agreement;

3.4	Party C owns good and salable ownership of all of its assets, and Party C has not created any security interest over such assets;

3.5	Party C does not have any outstanding liabilities, except for (i) those arising from the ordinary course of business; and (ii) those disclosed to Party A and approved by Party A in writing;

3.6	Party C has been complying with all applicable laws and regulations related to the acquisition of assets; and

3.7	there are no lawsuits, arbitrations or administrative proceedings pending or threatened with respect to the equity interests, Party C’s assets or Party C itself.

4.	Effective Date

This Agreement becomes effective upon the execution by each Party. The term of this Agreement is ten (10) years, and may be extended subject to Party A’s decision. All the related Exclusive Stock Option Agreement and the Amendment thereto entered among the Parties will no longer be effective from the date hereof.

5.	Applicable Law and Dispute Resolution

5.1	Applicable Law

The formation of this Agreement, its validity, interpretation, performance, change, and termination of this Agreement, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC, which are officially promulgated and available to the public. The issues not governed by the laws of the PRC, which are officially promulgated and available to the public, shall apply international legal rules and practices.

5.2	Dispute Resolution

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Shanghai in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

6.	Taxes, Fees

Each Party shall respectively bear any and all the taxes, expenses and fees incurred by, or collected from such Party, for preparation and execution of this Agreement, each Transfer Agreement, and completion of the transactions contemplated by this Agreement and each Transfer Agreement, in accordance with laws of the PRC.

7.	Notices

7.1	All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

7.1.1	the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused.

7.1.2	the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

7.2	Each Party’s address for purpose of notice is as follows:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Li Xueling
Telephone:
Facsimile:

Party B:	Bin Zhao
Address:	No.501, Door 2, Suite 6, Jiefang East yard, 55 Dongxi, Luoyang, He’nan Province
Telephone:
Facsimile:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou
Attention:	Li Xueling
Telephone:
Facsimile:

7.3	Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

8.	Confidentiality

Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (i) is or becomes available to the public other than as a result of a disclosure by the receiving Party in violation of this Agreement, or (ii) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (iii) any information disclosed by either Party to its shareholders, invertors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Agreement for any reason.

9.	Further Assurance

The Parties hereto shall each immediately perform such beneficial acts, execute and deliver such beneficial instruments and documents, and do all such other things as may be reasonably necessary to perform the provisions and purpose of this Agreement.

10.	Miscellaneous

10.1	Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement can only be made with the written agreement signed by each Party hereto.

10.2	Entirety

Except for any written amendment, supplement and change made to this Agreement upon the execution hereof, this Agreement constitutes the entire agreement reached among the Parties relating to the subject matter hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof.

10.3	Headings

The headings of this Agreement are created only for reading convenience, should not be interpreted, or explained to affect the meanings of the provisions hereof.

10.4	Languages

This Agreement is written in Chinese in three (3) originals, each Party holding one (1) copy.

10.5	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

10.6	Successors

This Agreement shall be binding upon, and inure to the benefit of, the Parties and their successors and permitted assigns.

10.8	Survival

10.8.1	Any obligations arising from, or expiring upon the expiry or earlier termination of this Agreement survive the expiry or earlier termination of this Agreement.

10.8.2	Section 5, Section 7, Section 8 of this Agreement and this Clause 10.8 shall survive the termination of this Agreement.

10.9	Waiver

Each Party can only waive any term or condition of this Agreement in writing and with the signatures of all the Parties. Any waiver made by one Party regarding the other Party’s breach should not be deemed as the waiver of such Party regarding the other Party’s similar breaches in other situations.

10.10	Indemnification

10.10.1	Each Party hereby agrees and confirms that, if any existing shareholder materially breaches any provision hereof (“Default Party”), or materially fails to perform any obligation hereunder, then it has constituted the breach of this Agreement (“Breach”), and Party A has the right to require the Default Party to cure such Breach or take any correction measures regarding such Breach within a reasonable period. In the event that the Default Party fails to cure such Breach or take any correction measures regarding such Breach within such reasonable period or ten (10) days after Party A sends the written breach notice to the Default Party to require the correction, then Party A is entitled to choose any of the following relieves for the Breach: (i) to terminate this Agreement and require the Default Party to provide full indemnification for such Breach; (2) to require the enforcement of all the obligations of the Default Party under this Agreement, and the Default Party to provide full indemnification for such Breach; or (3) to sell or dispose of the pledged equity interests in accordance with the Equity Pledge Agreement, to be indemnified at the first priority with the price of sale and disposal of such equity interests, and require the Default Party to be liable for all losses so incurred by it.

10.10.2	Each Party agrees and confirms that under no circumstance may the existing shareholders may require the termination of this Agreement for any reason.

10.10.3	The rights and relieves available hereunder are accumulative and do not exclude any other right or relief available in accordance with laws.

10.10.4	Notwithstanding anything contained herein to the contrary, the validity of this provision survives the suspension or termination of this Agreement.

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Party B:	Bin Zhao

Signature:	/s/ Bin Zhao

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) dated September 16, 2011, is made in Beijing, the People’s Republic of China (the “PRC”), by and among:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Jin Cao
Address:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou

Party A, Party B and Party C respectively referred to as a “Party”, collectively referred to as “Parties”.

WHEREAS:

1.	Party B holds 0.0703% equity interests of Party C;

2.	Party A and Party C entered into a series of legal documents, including an Exclusive Business Cooperation Agreement and Exclusive Technology Support and Technology Services Agreement on August 12, 2008, which are made for purpose of formation of Party A’s control over Party C (collectively as “Controlling Documents”).

THEREFORE, the Parties hereby agree as follows:

1.	Sale and Purchase of Equity Interests

1.1	Right of Grant

Considering that Party A has paid RMB 10 to Party B as the consideration, and Party B has confirmed that it had received such consideration and such consideration was sufficient, Party B hereby irrevocably grants Party A an exclusive right to, according to the exercise steps decided by Party A at is own discretion and the price described in Clause 1.3 hereof, at anytime purchase or designate one or several persons (“Designated Person”) to purchase any portion of all of equity interests held by Party B in Party C in one or several installments, to the extent allowed by laws of the PRC (“Equity Purchase Right”). Any third party other than Party A and Appointed Person should not enjoy the Equity Purchase Right or any other rights with respect to Party B’s equity interests. Party C hereby allows Party B to grant the Equity Purchase Right to Party A. “Person” mentioned in this clause and this Agreement refers to individuals, companies, joint ventures, partnerships, enterprises, trusts and non-corporate organizations.

1.2	Steps of Exercise

The exercise of Equity Purchase Right by Party A is subject to provisions of laws and regulations of PRC. When exercising the Equity Purchase Right, Party A shall serve a written notice (“Purchase Notice”) to Party B, to specify the following issues: (a) decisions of Party A regarding the exercise of Equity Purchase Right; (b) the percentage of equity interests to be purchased by Party A from Party B (“Purchased Equity Interests”), and (c) date of purchase/assignment of Purchased Equity Right.

1.3	Purchase Price

Lowest price allowed by laws of the PRC.

1.4	Assignment of Purchased Equity Interests

Every time Party A exercises the Equity Purchase Right,

1.4.1	Party B shall cause Party C to hold the shareholders’ meeting, by which the resolutions regarding Party B’s assignment of Purchased Equity Interests to Party A and/or Designated Person shall be resolved and approved;

1.4.2	Party B shall obtain Party C’s other shareholders’ consent regarding the assignment of Purchased Equity Interests to Party A and/or Designated Person, and provide a written statement with respect to waiver of the option right;

1.4.3	Party B shall enter into a respective equity transfer contract for each transfer of equity interests with Party A and/or the Designated Person (if applicable) in accordance with the provisions hereof and the Purchase Notice;

1.4.4	related parties shall enter into all the other contracts, agreements and documents, obtain all governmental approvals and consents, and take all actions necessary for the transfer of all valid ownership of the Purchased Equity Interests to Party A and/or the Designated Person, as well as validation of Party A and/or the Designated Person’s status as registered owner of the Purchased Equity Interests, without any security interest. For the purpose of this clause and this Agreement, “security interest” includes guaranty, mortgage, third party’s rights or interests, any stock option, right of purchase, option right, setting-off right, ownership retention or other guaranty arrangement, etc., provided that, for purchase of clarification, it will not include any security interest arising from this Agreement and Party B’s Equity Pledge Agreement. “Party B’s Equity Pledge Agreement” as mentioned in this clause and this Agreement refers to the Equity Pledge Agreement entered into by and among Party A, Party B and Party C on the date hereof, in accordance with which, Party B pledges all the equity interests held by it in Party C to Party A, for purpose of security of Party C’s performance of all its obligations under the Exclusive Business Cooperation Agreement between Party C and Party A.

1.5	Payment

The Parties agree that, the equity interests transfer price to be paid by Party A to Party B for exercising the exclusive option right hereunder by Party A, in principle, shall be the lowest amount allowed by then effective laws and regulations of the PRC. If Party B is held liable to Party A or its affiliates then, Party A may also use related creditor’s right as the consideration for the transfer of equity interests.

2.	Undertakings

2.1	Undertakings Relating to Party C

Party B (as Party C’s shareholder) and Party C hereby undertake that with respect to Party C, they:

2.1.1	without written consent of Party A, will not, in any way, supplement, change or amend the organizational documents of Party C, increase or decrease its registered capital, or change the structure of its registered capital in any other form;

2.1.2	will maintain its existence, diligently and validly operate its business and deal with its daily corporate matters, according to a well-accepted financial and commercial standard and practice;

2.1.3	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in Party C’s assets, business or revenue, or allow any security interest to be created over thereon, anytime upon the execution hereof;

2.1.4	without written consent of Party A, will not incur, succeed, guaranty, or allow the existing of, any liability, provided that, (i) such liability arises from its routine or daily operation, instead of borrowing; and (ii) such liability has been disclosed by Party A and consented by Party A in writing;

2.1.5	will operate all business in the course of normal operation, and will not take any action/non-action imposing any adverse effect on Party C’s operation status and value of assets, in order to maintain Party C’s assets value;

2.1.6	without written consent of Party A, will not cause Party C to enter into any material contract, except for the contracts made during the ordinary course of business (for purpose of this clause, if the value of contract exceeds RMB 100,000, the contract will be deemed material);

2.1.7	without written consent of Party A, will not cause Party C will not provide any loan or credit facility to any other person;

2.1.8	will provide to Party A all materials in respect of Party C’s operation and financial situation, as required by Party A;

2.1.9	if required by Party A, will procure from the insurer accepted by Party A insurance and maintain the insurance with respect to its assts and business, and the insurance premium and policy shall be in compliance with those of other companies operating similar businesses;

2.1.10	without written consent of Party A, will not cause Party C to merge or amalgamate with any other person, or acquire or invest in any other person;

2.1.11	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to Party C’s assets, business and revenue;

2.1.12	for purpose of maintenance of Party C’s ownership of all of its assets, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.1.13	without written consent of Party A, will not distribute any dividend in any form to shareholders, provided that, if required so by Party A, will immediately distribute all its distributable profits to its shareholders; and

2.1.14	will appoint the persons designated by Party A as Party C’s directors, as required by Party A.

2.2	Party B’s Undertakings

Party B undertakes that it:

2.2.1	without written consent of Party A, will not sell, transfer, mortgage, or dispose of in any other way, any legal or beneficial interest in the equity interests held by it of Party C, or allow any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.2	will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve the sale, transfer, mortgage, or disposition in any other way of, any legal or beneficial interest in the equity interests held by it of Party C, or any security interest to be created over thereon, except for the pledge created over such equity interests in accordance with Party B’s Equity Pledge Agreement;

2.2.3	without written consent of Party A, will cause Party C’s shareholders’ meeting and/or directors’ meeting not to approve Party C’s merger or amalgamation with any other person, or its acquisition of or investment in any other person;

2.2.4	will notify Party A of any occurrence or threat of any lawsuit, arbitration or administrative proceeding with respect to the equity interests held by it;

2.2.5	will cause Party C’s shareholders’ meeting and/or directors meeting to resolve to agree upon the transfer of Purchased Equity Interests mentioned herein, and take any other actions as required by Party A;

2.2.6	for purpose of maintaining its legitimate ownership of equity interests held by it, will sign all necessary or appropriate documents, take all necessary and appropriate actions, and file any necessary or appropriate claims, or proceed with all necessary and appropriate defenses against all claims;

2.2.7	will appoint the persons designated by Party A as Party C’s directors, as required by Party A;

2.2.8	as required by Party A at anytime, will at anytime, unconditionally transfer its equity interests to the representatives designated by Party A in accordance with the Equity Purchase Right mentioned herein, and waive the option right with respect to the transfer of corresponding equity interests to another existing shareholder (if any); and

2.2.9	will strictly abide by all provisions of this Agreement and other contracts among the Parties, and between any two of them, perform all the obligations thereunder, and will not take any action/non-action which may impose any effect on the validity and enforceability of such contracts. If Party B still maintains any right with respect to the equity interests under this Agreement, or Equity Pledge Agreement among the Parties, or the authorization letter of Party A, Party B will not exercise any of such rights unless with the written direction of Party A.

3.	Representations and Warrants

Party B and Party C hereby respectively and jointly represent and warrant to Party A on the date hereof and each day of transfer, that:

3.1	it has the power and capacity to execute and deliver this Agreement, as well as any other equity interests transfer contract, to which it is a party, and which is made for each transfer of Purchased Equity Interests in accordance with this Agreement (individually referred to as “Transfer Agreement”), and perform its obligations under this Agreement and the Transfer Agreement. Party B and Party C agree to enter into a respective Transfer Agreement containing the provisions same to this Agreement when Party A exercises the Equity Purchase Right. This Agreement and any Transfer Agreement to which it is a party, upon being executed, constitutes or will constitute its valid and binding obligation enforceable against it in accordance with the terms hereof;

3.2	its execution, delivery and performance of this Agreement or any Transfer Agreement will not (i) violate any applicable laws of the PRC; (ii) conflict with the articles of association and other organizational documents of Party C; (iii) breach any contract or document which is binding upon it, or to which it is a party; (iv) violate any permit or approval, or the conditions for maintaining its validity of such permit or approval, granted to any party; or (v) cause the suspension or withdrawal of, or impose any additional conditions on, the permit or approval granted to any party;

3.3	Party B owns good and salable ownership of the equity interests by it in Party C, and Party B has not created any security interest over such equity interests except for Party B’s Equity Pledge Agreement;

3.4	Party C owns good and salable ownership of all of its assets, and Party C has not created any security interest over such assets;

3.5	Party C does not have any outstanding liabilities, except for (i) those arising from the ordinary course of business; and (ii) those disclosed to Party A and approved by Party A in writing;

3.6	Party C has been complying with all applicable laws and regulations related to the acquisition of assets; and

3.7	there are no lawsuits, arbitrations or administrative proceedings pending or threatened with respect to the equity interests, Party C’s assets or Party C itself.

4.	Effective Date

This Agreement becomes effective upon the execution by each Party. The term of this Agreement is ten (10) years, and may be extended subject to Party A’s decision. All the related Exclusive Stock Option Agreement and the Amendment thereto entered among the Parties will no longer be effective from the date hereof.

5.	Applicable Law and Dispute Resolution

5.1	Applicable Law

The formation of this Agreement, its validity, interpretation, performance, change, and termination of this Agreement, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC, which are officially promulgated and available to the public. The issues not governed by the laws of the PRC, which are officially promulgated and available to the public, shall apply international legal rules and practices.

5.2	Dispute Resolution

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Agreement through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Shanghai in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

6.	Taxes, Fees

Each Party shall respectively bear any and all the taxes, expenses and fees incurred by, or collected from such Party, for preparation and execution of this Agreement, each Transfer Agreement, and completion of the transactions contemplated by this Agreement and each Transfer Agreement, in accordance with laws of the PRC.

7.	Notices

7.1	All the notices and other communications required by or sent pursuant to this Agreement shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

7.1.1	the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused.

7.1.2	the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

7.2	Each Party’s address for purpose of notice is as follows:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Li Xueling
Telephone:
Facsimile:

Party B:	Jin Cao
Address:	6-1-301, Guanjingli, Hongqi South Road, Nankai District, Tianjin
Telephone:
Facsimile:

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.
Address:	2nd Floor, Jiadu International Plaza, 48-50 Jianzhong Road, Tianhe District, Guangzhou
Attention:	Li Xueling
Telephone:
Facsimile:

7.3	Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

8.	Confidentiality

Each Party recognizes and confirms this Agreement, the content of this Agreement, and any and all oral and written information exchanged among them for the preparation and performance of this Agreement shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (i) is or becomes available to the public other than as a result of a disclosure by the receiving Party in violation of this Agreement, or (ii) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (iii) any information disclosed by either Party to its shareholders, invertors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Agreement for any reason.

9.	Further Assurance

The Parties hereto shall each immediately perform such beneficial acts, execute and deliver such beneficial instruments and documents, and do all such other things as may be reasonably necessary to perform the provisions and purpose of this Agreement.

10.	Miscellaneous

10.1	Amendment, Change and Supplement

Any amendment, change and supplement to this Agreement can only be made with the written agreement signed by each Party hereto.

10.2	Entirety

Except for any written amendment, supplement and change made to this Agreement upon the execution hereof, this Agreement constitutes the entire agreement reached among the Parties relating to the subject matter hereof, and supersedes in their entirety all prior written and oral agreements and understandings among the Parties relating to the subject matter hereof.

10.3	Headings

The headings of this Agreement are created only for reading convenience and should not be interpreted, or explained to affect the meanings of the provisions hereof.

10.4	Languages

This Agreement is written in Chinese in three (3) originals, each Party holding one (1) copy.

10.5	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected in any aspect. The Parties shall in good faith endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

10.6	Successors

This Agreement shall be binding upon, and inure to the benefit of, the Parties and their successors and permitted assigns.

10.8	Survival

10.8.1	Any obligations arising from, or expiring upon the expiry or earlier termination of this Agreement survive the expiry or earlier termination of this Agreement.

10.8.2	Section 5, Section 7, Section 8 of this Agreement and this Clause 10.8 shall survive the termination of this Agreement.

10.9	Waiver

Each Party can only waive any term or condition of this Agreement in writing and with the signatures of all the Parties. Any waiver made by one Party regarding the other Party’s breach should not be deemed as the waiver of such Party regarding the other Party’s similar breaches in other situations.

10.10	Indemnification

10.10.1	Each Party hereby agrees and confirms that, if any existing shareholder materially breaches any provision hereof (“Default Party”), or materially fails to perform any obligation hereunder, then it has constituted the breach of this Agreement (“Breach”), and Party A has the right to require the Default Party to cure such Breach or take any correction measures regarding such Breach within a reasonable period. In the event that the Default Party fails to cure such Breach or take any correction measures regarding such Breach within such reasonable period or ten (10) days after Party A sends the written breach notice to the Default Party to require the correction, then Party A is entitled to choose any of the following relieves for the Breach: (i) to terminate this Agreement, and requires the Default Party to provide full indemnification for such Breach; (2) to require the enforcement of all the obligations of the Default Party under this Agreement, and the Default Party to provide full indemnification for such Breach; or (3) to sell or dispose of the pledged equity interests in accordance with the Equity Pledge Agreement, to be indemnified at the first priority with the price of sale and disposal of such equity interests, and require the Default Party to be liable for all losses so incurred by it.

10.10.2	Each Party agrees and confirms that under no circumstance may the existing shareholders may require the termination of this Agreement for any reason.

10.10.3	The rights and relieves available hereunder are accumulative and do not exclude any other right or relief available in accordance with laws.

10.10.4	Notwithstanding anything contained herein to the contrary, the validity of this provision survives the suspension or termination of this Agreement.

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative

Party B:	Jin Cao

Signature:	/s/ Jin Cao

Party C:	Guangzhou Huaduo Network Technology Co., Ltd.

Signature:	(Seal)
Name:
Title:	Legal Representative/Authorized Representative